                              VAN KAMPEN BOND FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       JULY 1, 2008 -- DECEMBER 31, 2008

                                                                 Amount of    % of
                                      Offering      Total         Shares    Offering   % of Funds
   Security     Purchase/    Size of  Price of    Amount of      Purchased  Purchased     Total                       Purchased
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets        Brokers           From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  -------------  -----------------
  Alcoa Inc.     07/10/08       -       $99.68  $  750,000,000  $  335,000    0.045%      0.16%    Banc of        Barclays Capital
  Note 6.750%                                                                                      America
      due                                                                                          Securities
  07/15/2018                                                                                       LLC, Barclays
                                                                                                   Capital Inc.,
                                                                                                   Citigroup
                                                                                                   Global
                                                                                                   Markets
                                                                                                   Inc., Lehman
                                                                                                   Brothers
                                                                                                   Inc.,
                                                                                                   Mitsubishi
                                                                                                   UFJ
                                                                                                   Securities
                                                                                                   International
                                                                                                   plc, BNP
                                                                                                   Paribas
                                                                                                   Securities
                                                                                                   Corp.,
                                                                                                   Deutsche Bank
                                                                                                   Securities
                                                                                                   Inc., ANZ
                                                                                                   Securities,
                                                                                                   Inc., BBVA
                                                                                                   Securities,
                                                                                                   Inc., BMO
                                                                                                   Capital
                                                                                                   Markets
                                                                                                   Corp.,
                                                                                                   BNY Mellon
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Goldman,

                                                                                                   Sachs & Co.,
                                                                                                   Greenwich
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Inc.,
                                                                                                   Morgan
                                                                                                   Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   UBS
                                                                                                   Securities
                                                                                                   LLC, Banca
                                                                                                   IMI spA,
                                                                                                   Daiwa
                                                                                                   Securities
                                                                                                   America Inc.,
                                                                                                   J.P. Morgan
                                                                                                   Securities
                                                                                                   Inc.

 Walgreen Co.    07/14/08       -       $99.61  $1,300,000,000  $  425,000    0.033%     0.030%    Banc of        JP Morgan Chase
  Note 4.875%                                                                                      America
      due                                                                                          Securities
  08/01/2013                                                                                       LLC, J.P.
                                                                                                   Morgan
                                                                                                   Securities
                                                                                                   Inc., Goldman
                                                                                                   Sachs & Co.,
                                                                                                   Morgan
                                                                                                   Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   Wells
                                                                                                   Fargo
                                                                                                   Securities,
                                                                                                   LLC, Loop
                                                                                                   Capital
                                                                                                   Markets, LLC

   Dupont El     07/23/08       -       $99.96  $1,250,000,000  $  505,000    0.040%      0.45%    Credit Suisse  Goldman Sachs
  Nemour Note                                                                                      Securities
   6.00% due                                                                                       (USA) LLC,
  07/15/2018                                                                                       Goldman,
                                                                                                   Sachs
                                                                                                   & Co. Morgan
                                                                                                   Stanley

                                                                                                   & Co.
                                                                                                   Incorporated,
                                                                                                   Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC,
                                                                                                   Greenwich
                                                                                                   Capital
                                                                                                   Markets Inc.,
                                                                                                   J.P. Morgan
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Citigroup
                                                                                                   Global
                                                                                                   Markets
                                                                                                   Inc.,
                                                                                                   Deutsche
                                                                                                   Bank
                                                                                                   Securities,
                                                                                                   Inc., HSBC
                                                                                                   Securities
                                                                                                   (USA) Inc.,
                                                                                                   ING Financial
                                                                                                   Markets LLC,
                                                                                                   Mitsubishi
                                                                                                   UFJ
                                                                                                   Securities
                                                                                                   International
                                                                                                   plc, Mizuho
                                                                                                   Securities
                                                                                                   USA Inc.,
                                                                                                   Santander
                                                                                                   Investment
                                                                                                   Securities
                                                                                                   Inc., Scotia
                                                                                                   Capital (USA)
                                                                                                   Inc.,
                                                                                                   Standard
                                                                                                   Chartered
                                                                                                   Bank, UBS
                                                                                                   Securities

                                                                                                   LLC, The
                                                                                                   Williams
                                                                                                   Capital
                                                                                                   Group, L.P.

  XTO Energy     08/04/08       -       $99.71  $2,250,000,000  $  185,000    0.019%      0.09%    Lehman         Lehman Brothers
  Inc. 6.500%                                                                                      Brothers
      due                                                                                          Inc.,
  12/15/2018                                                                                       Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC,
                                                                                                   Jefferies
                                                                                                   & Company,
                                                                                                   Inc. Wachovia
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   BNP Paribas
                                                                                                   Securities
                                                                                                   Corp.,
                                                                                                   SunTrust
                                                                                                   Robinson
                                                                                                   Humphrey,
                                                                                                   Inc.,
                                                                                                   Deutsche
                                                                                                   Bank
                                                                                                   Securities
                                                                                                   Inc., Credit
                                                                                                   Suisse
                                                                                                   Securities
                                                                                                   *USA) LLC,
                                                                                                   Greenwich
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Inc.,
                                                                                                   Barclays
                                                                                                   Capital
                                                                                                   Inc.,
                                                                                                   Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Citigroup
                                                                                                   Global
                                                                                                   Markets
                                                                                                   Inc., J.P.
                                                                                                   Morgan
                                                                                                   Securities

                                                                                                   Inc., Merrill
                                                                                                   Lynch,
                                                                                                   Pierce,
                                                                                                   Fenner &
                                                                                                   Smith
                                                                                                   Incorporated,
                                                                                                   UBS
                                                                                                   Securities
                                                                                                   LLC, BBVA
                                                                                                   Securities,
                                                                                                   Inc., BMO
                                                                                                   Capital
                                                                                                   Markets
                                                                                                   Corp.,
                                                                                                   BNY Mellon
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Comerica
                                                                                                   Securities,
                                                                                                   Inc., DnB NOR
                                                                                                   Markets,
                                                                                                   Inc., Fortis
                                                                                                   Securities
                                                                                                   LLC, Lazard
                                                                                                   Capital
                                                                                                   Markets LLC,
                                                                                                   Natixis
                                                                                                   Bleichroeder
                                                                                                   Inc., Piper
                                                                                                   Jaffray &
                                                                                                   Co., Tudor,
                                                                                                   Pickering,
                                                                                                   Holt & Co.
                                                                                                   Securities,
                                                                                                   Inc., Wells
                                                                                                   Fargo
                                                                                                   Securities,
                                                                                                   LLC

  Aetna Inc.     09/09/08       -       $99.71  $  500,000,000  $  150,000     0.65%      0.45%    Banc of        Goldman Sachs
  Note 6.500%                                                                                      America
      due                                                                                          Securities
  09/15/2018                                                                                       LLC,
                                                                                                   Citigroup
                                                                                                   Global
                                                                                                   Markets
                                                                                                   Inc., J.P.
                                                                                                   Morgan
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Barclays
                                                                                                   Capital Inc.,
                                                                                                   Credit Suisse
                                                                                                   Securities
                                                                                                   (USA) LLC,
                                                                                                   Goldman,
                                                                                                   Sachs
                                                                                                   & Co., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Greenwich
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Inc., UBS
                                                                                                   Securities
                                                                                                   LLC, Wachovia
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   BNY Capital
                                                                                                   Markets,
                                                                                                   Inc., Fifth
                                                                                                   Third
                                                                                                   Securities,
                                                                                                   Inc., Lazard
                                                                                                   Capital
                                                                                                   Markets LLC,
                                                                                                   Lehman
                                                                                                   Brothers
                                                                                                   Inc.,
                                                                                                   NatCity
                                                                                                   Investments,
                                                                                                   Inc., Piper

                                                                                                   Jaffray &
                                                                                                   Co.,
                                                                                                   PNC Capital
                                                                                                   Markets LLC,
                                                                                                   SunTrust
                                                                                                   Robinson
                                                                                                   Humphrey,
                                                                                                   Inc., Wells
                                                                                                   Fargo
                                                                                                   Securities,
                                                                                                   LLC

   IBM Corp      10/09/08       -       $98.89  $1,000,000,000  $  200,000     0.80%      0.020%   Banc of         Barclays Capital
   8.00% due                                                                                       America
  10/15/2038                                                                                       Securities
                                                                                                   LLC, Barclays
                                                                                                   Capital Inc.,
                                                                                                   Credit Suisse
                                                                                                   Securities
                                                                                                   (USA) LLC,
                                                                                                   Deutsche Bank
                                                                                                   Securities
                                                                                                   Inc., BNP
                                                                                                   Paribas
                                                                                                   Securities
                                                                                                   Corp., HSBC
                                                                                                   Securities
                                                                                                   (USA) Inc.,
                                                                                                   Mitsubishi
                                                                                                   UFJ
                                                                                                   Securities
                                                                                                   International
                                                                                                   plc, Mizuho
                                                                                                   Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   UBS
                                                                                                   Securities
                                                                                                   LLC

   IBM Corp      10/09/08       -       $99.63  $1,600,000,000  $  900,000     0.80%     0.056%    Banc of        Deutsche Bank
  Note 7.625%                                                                                      America
      due                                                                                          Securities
  10/15/2018                                                                                       LLC, Barclays
                                                                                                   Capital Inc.,
                                                                                                   Credit Suisse
                                                                                                   Securities
                                                                                                   (USA) LLC,
                                                                                                   Deutsche Bank
                                                                                                   Securities
                                                                                                   Inc., BNP
                                                                                                   Paribas
                                                                                                   Securities
                                                                                                   Corp., HSBC
                                                                                                   Securities
                                                                                                   (USA) Inc.,
                                                                                                   Mitsubishi
                                                                                                   UFJ
                                                                                                   Securities
                                                                                                   International
                                                                                                   plc, Mizuho
                                                                                                   Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   UBS
                                                                                                   Securities
                                                                                                   LLC

  Time Warner    11/13/08       -       $98.46  $1,250,000,000  $  260,000     0.45%     0.021%    Citigroup      Citigroup
  Cable Inc.                                                                                       Global
  Note 8.750%                                                                                      Markets
 due 2/14/2019                                                                                     Inc., Deutsche
                                                                                                   Bank
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Mizuho
                                                                                                   Securities
                                                                                                   Inc., Banc of
                                                                                                   America
                                                                                                   Securities

                                                                                                   LLC, Barclays
                                                                                                   Capital Inc.,
                                                                                                   BNP Paribas
                                                                                                   Securities
                                                                                                   Corp., Daiwa
                                                                                                   Securities
                                                                                                   America Inc.,
                                                                                                   Fortis
                                                                                                   Securities
                                                                                                   LLC,
                                                                                                   Greenwich
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Inc.,
                                                                                                   Mitsubishi
                                                                                                   UFJ
                                                                                                   Securities
                                                                                                   International
                                                                                                   plc, Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   UBS
                                                                                                   Securities
                                                                                                   LLC, Wachovia
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   Utendahl
                                                                                                   Capital Group
                                                                                                   LLC

   Procter &     12/15/08       -       $99.97  $2,000,000,000  $1,100,000     0.35%     0.055%    Citigroup      Goldman Sachs
  Gamble Co.                                                                                       Global
  Note 4.600%                                                                                      Markets
      due                                                                                          Inc.,
  01/15/2014                                                                                       Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,

                                                                                                   Deutsche Bank
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Greenwich
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Inc., HSBC
                                                                                                   Securities
                                                                                                   (USA) Inc.,
                                                                                                   J.P. Morgan
                                                                                                   Securities
                                                                                                   Inc., Merrill
                                                                                                   Lynch,
                                                                                                   Pierce,
                                                                                                   Fenner &
                                                                                                   Smith
                                                                                                   Incorporated,
                                                                                                   Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC, Barclays
                                                                                                   Capital Inc.,
                                                                                                   Credit Suisse
                                                                                                   Securities
                                                                                                   (USA) LLC,
                                                                                                   Mitsubishi
                                                                                                   UFJ
                                                                                                   Securities
                                                                                                   International
                                                                                                   plc, The
                                                                                                   Williams
                                                                                                   Capital
                                                                                                   Group, L.P.